EXHIBIT 10.92

                            GUARANTY



         This Guaranty is executed as of JULY 16 , 1996.


                         R E C I T A L S


1. China Harbin Power Equipment Group Company, a Chinese company with its principal place of business located at 45 Xusheng Street, Post Code 150046, Dongli District company with is principal place of business located at Harbin, China, is the parent corporation of Harbin Power Engineering Company, Ltd. (the "Contractor"). Contractor and Tangshan Panda Heat and Power Co., Ltd., a Chinese Joint Venture Company with offices at Cheng Guan, Luannan County, Tangshan City, Hebei Province 063500, People's Republic of China, and Tangshan Pan-Western Heat and Power Co., Ltd., a Chinese Joint Venture Company, with offices at Cheng Guan, Luannan County, Tanshan City, Hebei Province 063500, People's Republic of China (together the "Companies") entered into that certain Engineering. Procurement and Construction Agreement, dated as of April 24, 1996 (the "EPC Contract").

2.Pursuant to the terms of the EPC Contract, Contractor is to provide engineering, procurement and construction services relating to the Companies' Luannan County 2X50MW Thermal Power Plant Project, in Luannan County, Hebei Province, People's Republic of China. As a consequence of providing the services and guaranties required pursuant to the EPC Contract, Contractor may become indebted to the Companies;

      NOW THERFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned (the "Guarantor") hereby irrevocably and unconditionally guarantees to the Companies the prompt payments of the Guaranteed Indebtedness (hereinafter defined) in accordance with the terms of this Guaranty, being upon the following terms:

1. The term "Guaranteed Indebtedness", as used herein, means all liabilities and obligations of the Contractor (including, without limitation, the obligations of the Contractor to pay liquidated damages and other performance or delay costs that may be incurred pursuant to the EPC Contract, together with interest thereon and at the rates designated in the EPC Contract, and attorney's fees incurred in connection with the collection thereof under the EPC Contract or this Guaranty) arising in connection with the EPC Contract (as the same may be amended from time-to-time, with of without notice to the Guarantor).

2. This instrument shall be irrevocable, absolute and a continuing guaranty of payment (and not merely of collection) and the Guarantor shall remain liable on its obligations hereunder until the payment in full of its Guaranteed Indebtedness.

3. If Guarantor becomes liable for any indebtedness owing by the Contractor to the Companies, by endorsement or otherwise other than under this Guaranty, such liability shall not be in any manner impaired of affected hereby, and the Companies may ever have against the Guarantor. The exercise by the Companies of any rights hereunder or under any other instrument or a law or in equity, shall not preclude the concurrent or subsequent of any other rights.

4. In the event of any failure to pay or default by the Contractor in payment of the Guaranteed Indebtedness, or any part thereof, when such indebtedness becomes due, either by its terms or as a result of exercise of any power to accelerate, the Guarantor shall, on demand by the Companies (or either of them) And without further notice, without notice having been given to the Contractor previous to such demand, of the acceptance by the Companies ( or either of them) of this Guaranty, and without any notice having been given to the Guarantor previous to such demand of the creating or incurring of such indebtedness, pay the amount due thereon to the Companies and it shall not be necessary for the Companies, in order to enforce such payment by the Guarantor, first to institute suit or exhaust its rights against the Contractor or others liable on such indebtedness.

5. The Guarantor hereby agrees that its obligations under the terms of this Guaranty shall not be released, diminished or affected for any reason including, without limitation the occurrence of any or more of the following events: (a) the taking or accepting of any other security or guaranty for any or all of the Guaranteed Indebtedness; (b) any release surrender, exchange, subordination, non-perfection or loss of any other security or guaranty at any time existing in connection with any or all of the Guaranteed Indebtedness;(c) any partial or complete release of the liability of any Person (other than the Contractor) at any time liable for the payment of any or all of the Guaranteed Indebtedness (a "Guarantor"); (d) the insolvency, bankruptcy, or lack of corporate power of the contractor or any Guarantor, whether now existing or hereafter occurring;(e) any renewal, extension and/or rearrangement of the payment of any or all of the Guaranteed Indebtedness, either with or without notice or consent of the Guarantor, or any adjustment indulgence, forebearance, or compromise that may be granted or given by the Companies to Contractor, Guarantor or any other guarantor. (f)any neglect, delay, omission, failure or refusal of the Companies (or either of them) to take or prosecute any action for the collection  of  any the Guaranteed Indebtedness  or  to  take  or prosecute  any  action  in  connection  with  any  instrument  or
agreement  evidencing  or  securing  all  or  any  part  of   the
Guaranteed Indebtedness;(g) any failure by the Companies (or either of them) to notify Guarantor of any renewal, extension, or assignment of the Guaranteed Indebtedness or any part thereof, or the release of any security or of any other action taken or refrained from being taken by the Companies against the Contractor, or any new agreement between the Companies and the Contractor it being understood that the Companies shall not be required to give the Guarantor the Guaranteed indebtedness;(h) the unenforceability of all or any part of the Guaranteed Indebtedness against the Contractor by reasons of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law, the act of creating the Guaranteed Indebtedness, or any part thereof, is ultra vires (outside of the scope of authority by the person creating the same) or that the officers creating the same acted in excess of their authority or for any reason whatsoever:
(I) the fact that the outstanding principal balance under the EPC contract may from time to time be zero;(J) if for any reason the Companies shall be required to refund such payment or pay the amount thereof to someone else; (k) any amendment of the EPC contract or any collateral document pursuant to which the Guaranteed indebtedness is created;(l)any extension of time for performance of any covenant or condition is effected; or (m) the waiver of performance under the EPC Contract or failure or omission to enforce any right thereunder.

6. This Guaranty is for the benefit of each of the Companies and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on the Guarantor, but on the Guarantor's successors and assigns, and if this Guaranty is signed by more than one Person, then all obligations of each Guarantor arising herein shall be jointly and severally binding on all Guarantors, and their respective successors and assigns, provided that, without the prior written consent of the Companies no Guarantor may assign an of its rights or obligations hereunder to any other Person.

7. The Guarantor represents and warrants that the value of the consideration received and to be received by the Guarantor is reasonably worth at least as much as the liability and obligation of the Guarantor hereunder, and such liability and obligation may reasonably be expected to benefit the Guarantor directly or indirectly.

8. By execution hereof, the Guarantor covenants and agrees that the terms, representations, warranties, covenants and conditions set forth in the EPC Contract (as amended from time to time) shall be imposed upon the Guarantor, and the Guarantor makes and confirms such representations, warranties, covenants, conditions and provisions of the EPC Contract (as amended from time to time) are incorporated herein by reference, to the same extent as if stated verbatim herein, and all terms defined in the EPC Contract (as amended from time to time)shall have the same meaning herein, unless specifically defined otherwise herein.

9. The Guarantor covenants and agrees that it will not assert any rights arising from payment or other performance hereunder until all of the Guarantor's liability hereunder shall have been discharged in full and all of the Guaranteed Indebtedness existing at the same time of such discharge shall have been paid and performed in full.

10. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopy or similar writing) and shall be given to such party at its address or telex number set forth on the signature page hereof ( or if to the Companies, at their addresses or telecopy numbers set forth in the EPC Contract) or such other address or telecopy numbers as such party may hereafter specify for such purpose by notice to the other party. Each such notice, request or other communications shall be effective(I) if given by telecopy, when such telecopy is transmitted to the telepcopy number specified herein and the appropriate answerback received (II) if given by mail, then upon actual acknowledge written receipt prepaid addressed as aforesaid or (III) if given by any other means, when delivered at the same address specified in this paragraph.

11.   Upon  the  occurrence and during  the  continuance  of  any
"Event of Default"(as defined in the EPC Contract) the Companies(or either of them) are hereby authorized at any time and from time to time to the fullest extent permitted to set off and apply any and all of other funds paid to and held or at any time owing by the Companies to or for the credit or the account of the Guarantor now or hereafter existing under this Guaranty or the EPC Contract and although such obligations may be unmatured. The Companies agree promptly to notify the Guarantor after any such set-off and application made, provided that the failure to give such notice shall not affect the validity of such set-off and applications. The rights of the Companies under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Companies may have.

12. The Guarantor will promptly upon demand pay to the Companies the amount of any and all reasonable out-of pocket expenses, including, without limitation, the reasonable fees and disbursements of counsel and of any agents or experts, which the Companies(or either of them)may incur in connection with the
(I)administration of this Guaranty,(II) the exercise by the Bank of any of the rights confined upon it hereinder, or (III)any default on the part of the Guarantor hereunder.

13. This Guaranty shall be governed by and construed with the laws of People Republic of China.

EXECUTED as of the day and year first above written.

                            HARBIN POWER EQUIPMENT COMPANY LIMITED

                            By:       ___________________
                            Name:     ___________________
                            Title:    ___________________
                            Address:  ___________________
                            _____________________________
                            _____________________________